WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JUNE 10, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2014, OF

WESTERN ASSET MACRO OPPORTUNITIES FUND

The following information supplements and, to the extent inconsistent, supersedes any contrary information in the fund’s summary prospectus and prospectus:

The fund considers a country to be an emerging market country, if, at the time of investment, it is represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income.

Please retain this supplement for future reference.

WASX016490